UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A
                                (Amendment No. 2)


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) SEPTEMBER 24, 2004

                                INZON CORPORATION
             (Exact name of registrant as specified in its charter)

              NEVADA                    0-17345           41-1578316
 (State or other jurisdiction of      (Commission        (IRS Employer
         incorporation)               File Number)     Identification No.)

              238 Northeast First Avenue, Delray Beach FL 33444
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (561) 279-8200


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note

This 8-K/A amends the Form 8-K filed by W-J INTERNATIONAL, LTD (the "Company") on October 1, 2004 (the "October 8-K"), announcing the proposed acquisition of INZON CORPORATION ("INZON") by the Company. The October 8-K was initially amended by a Form 8-K/A (the "January 8-K/A") on January 18, 2005, reporting that the Company had completed the acquisition and disclosing certain other events associated with the closing of the transaction. The purpose of this Form 8-K/A is to file as part of the October 8-K the audited financial statements of INZON as of and for the period from inception through September 30, 2004.


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ITEM 9.01    	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of business acquired.

        Pursuant to Rule 3.05 of Regulation S-X, the audited financial statements of INZON as of and for the period from inception through September 30, 2004, are included as Exhibit 99.1 and incorporated herein by reference. INZON's net revenues for the year ended September 30, 2004, were less than $25 million.

(b) 	Pro Forma Financial Information

        Pursuant to Article 11 of Regulation S-X, the Unaudited Pro Forma Combined Balance Sheet of the Company as of August 31, 2004, and
The Unaudited Pro Forma Combined Statements of Operations of the
Company for the 11 months ended August 31, 2004, are included as
Exhibit 99.2 and are incorporated herein by this reference.

(c)	Exhibits*

		Exhibit 2.1 	Agreement and Plan of Merger, dated as of
				September 24, 2004, by and among W-J
				International, Ltd., InZon Corporation, and stockholders of InZon Corporation (incorporated by reference to Exhibit 2 of the October 8-K).

		Exhibit 23.1 	Consent of George Brenner, C.P.A.

                Exhibit 99.1 Audited financial statements of INZON as of and for the period from inception through September 30, 2004.

		Exhibit 99.2	Unaudited Pro Forma Combined Balance Sheet as
				of September 30, 2004, and Unaudited Pro Forma Combined Statements of Operations for the 12 months ended September 30, 2004.

	*Summaries of any exhibit are modified in their entirety by the foregoing references to such exhibit.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INZON CORPORATION



December 28, 2005                  By:  /s/ DAVID F. LEVY
                                       ------------------------------------
                                       David F. Levy, Chief Executive Officer



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